SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 20, 2003 (February 18, 2003)

LIFEPOINT HOSPITALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-29818	52-2165845

(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification
Incorporation)		Number)

103 Powell Court, Suite 200
Brentwood, Tennessee 37027
(Address of Principal Executive Offices) (Zip Code)

(615) 372-8500
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Page 1 of 4 pages

Exhibit Index located on Page 4

SIGNATURES
EXHIBIT INDEX
PRESS RELEASE

Item  7.   Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None required

(b)	Pro forma financial information.

None required

(c)	Exhibits.

99	Copy of press release issued by the Company on February 18, 2003

Item  9.   Regulation FD Disclosure.

LifePoint Hospitals, Inc. (the “Company”) issued a press release on February 18, 2003. The press release announced that the Company reported Fourth Quarter and Year-End 2002 results. See the press release attached as Exhibit 99.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.

By:	/s/ Michael J. Culotta Michael J. Culotta Senior Vice President and Chief Financial Officer

Date: February 20, 2003

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99	Copy of press release issued by the Company on February 18, 2003.

4